BRITISH COLUMBIA

Ministry of Employment and Investment
Energy and Minerals Division
Mineral Titles Branch

EVENT NUMBER: ....
OFFICE USE ONLY

RECORDING STAMP

Mineral Tenure Act
SECTION 52

BILL OF SALE ABSOLUTE

INDICATE TYPE OF TITLE: MINERAL
(Mineral or Placer)

MINING DIVISION: NANAIMO

SELLER

I, PATRICIA LORRAINE SHORE
(Full Name)
3596 SAXMAN ROAD
(Mailing Address)
NANAIMO (City) B.C. (Province)
V9R 2G8 (Postal Code) (Telephone)
Client Number: 144593

PURCHASER

KONIGSBERG EXPLORATIONS INC
(Full Name)
c/o NORTHWEST LAW GROUP
(Mailing Address)
1800 - 1055 WEST GEORGIA ST
(City) VANCOUVER (Province)
V6E 3P3 (Postal Code) (604) 687-5792 (Telephone)
Client Number: ....

For and in consideration of the sum of .... dollars ($..................)

paid to me, do hereby sell the interest as specified below in the following mineral titles:

CLAIM NAME OR LEASE TYPE	TENURE NUMBER	PERCENTAGE OF TITLE BEING SOLD
MOLY I	416622	100% (ALL)
MOLY II	416623	100% (ALL)

June 1, 2005
(Date)

(Signature of Witness)

I declare that I have good title to these tenures and every right to sell the same, in witness whereof I have today signed my legal name.

Patricia L Shore
*(Signature of Seller)

* If a corporation, either the corporate seal or signature of a signing officer with position in corporation stated.

MTL 115 Rev. 97/03